SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               September 29, 2004
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                        1-3579                06-0495050
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
                1 Elmcroft Road, Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

(c)  Appointment of Principal Officers

On September 29, 2004, Pitney Bowes Inc. issued a press release announcing it has named Mr. Murray D. Martin to the new position of President and Chief Operating Officer, effective as of October 1, 2004. Mr. Martin, 56, joined the Company in 1987 and has served as the Company's Executive Vice President and Group President, Global Mailstream Solutions, since February 2004. From February 2001 until February 2004, Mr. Martin served as Executive Vice President and Group President, Global Mailing Systems. Previously, Mr. Martin served as President, Pitney Bowes International. As of October 1, 2004, terms of Mr. Martin's compensation include an increase in base annual salary from $685,000 to $700,000, a restricted stock grant of 10,000 shares and participation in the Company's annual incentive compensation plan. Mr. Martin will continue to be eligible for stock option grants and other long-term incentive arrangements of the Company and to be covered by plans and policies of the Company that provide for a period of continued income and benefits to employees who are terminated by certain actions of the Company, as described under the heading "Severance and Change of Control Arrangements" in the Company's proxy statement filed with the Securities and Exchange Commission under Schedule 14A on March 25, 2004. The Company has not entered into an employment agreement with Mr. Martin.

The Company's press release announcing Mr. Martin's appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  Financial statements and exhibits

(c)  Exhibits

     99.1  Press release of Pitney Bowes Inc. dated September 29, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Pitney Bowes Inc.

September 29, 2004




                                      /s/ B.P. Nolop
                                      ----------------------------------
                                      B. P. Nolop
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer)








                                      /s/ J.R. Catapano
                                      ----------------------------------
                                      J. R. Catapano
                                      Controller
                                      (Principal Accounting Officer)

                                                                Exhibit 99.1
                                                                ------------

                  PITNEY BOWES CONSOLIDATES OPERATING STRUCTURE
     Company Reorganizes Operations as part of a More Integrated Approach to
                                Global Customers

STAMFORD, Conn., September 29, 2004 - Pitney Bowes Inc. (NYSE: PBI) today unveiled the next phase of its organizational realignment to support its growth strategy. The company is consolidating all of its operating activities in a more integrated approach to its base of over two million customers worldwide. As part of this move, Michael J. Critelli, Chairman and Chief Executive Officer, recommended and the company's Board of Directors approved the appointment of Murray D. Martin as President and Chief Operating Officer.
         "This new structure is the next step in the company's evolution for growth," according to Michael J. Critelli, Chairman and Chief Executive Officer. "We see tremendous opportunities ahead to enhance shareholder and customer value by growing our presence in the mailstream, expanding our document management services and solutions, enlarging our footprint outside of North America, and selling more of our equipment, software, services and solutions to our existing customers. We have continued to evolve to leverage these opportunities and it follows that our organizational structure is continuing to evolve as well.
         "In the first stage of our organizational realignment we segmented our operations based on customer needs. Today, I am consolidating the reporting structure for our operational segments in order to foster enterprise-wide collaboration on the customer's behalf. I feel that this new structure will help us serve our customers more seamlessly, move toward a more integrated business model, and aggressively execute our growth strategies."

         Murray Martin is a 17-year company veteran who was most recently Executive Vice President and Group President of Pitney Bowes Global Mailstream Solutions. Martin is the right person for the job according to Critelli, "Throughout his tenure at the company, Murray has consistently delivered shareholder and customer value. Each operation that he has led has shown marked improvements in customer loyalty and satisfaction, while improving operational efficiency and profitability. Murray has been the architect of many successful acquisitions, including PSI, which allowed the company to expand into the strategically important Mail Services business. Murray also has a strong background in the document management and reprographics business, having been president of Pitney Bowes Copier Systems, President and CEO of Dictaphone Canada Ltd., as well as president of Monroe Systems for Business in Canada. His extensive experience and expertise in mailing and document management has shaped his vision for adding value to each mail piece that the company touches, and led us to identify new growth opportunities and go-to-market strategies."
         Critelli concluded, "Today's actions are part of our evolution into a bigger and better company and I am looking forward to leading this company for a long-time to come. We are committed to all of our core businesses and confident in our strategies to grow those businesses and leverage emerging opportunities in adjacent market spaces. Our new structure is an exciting next step in truly becoming one company for growth."
         Pitney Bowes engineers the flow of communication. The company is a $4.6 billion global leader of integrated mail and document management solutions headquartered in Stamford, Connecticut. For more information about the company, its products, services and solutions, visit www.pitneybowes.com.
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